Summary Prospectus

Green Century Balanced Fund

November 28, 2011 GCBLX

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.greencentury.com/documents. You may also obtain this information at no cost by calling 1-800-93-GREEN or by emailing your request to info@greencentury.com. The Fund’s Prospectus and Statement of Additional Information, both dated November 28, 2011, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated July 31, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century’s standards for corporate environmental responsibility.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	—
Maximum Deferred Sales Charge (Load)	—
Redemption Fee (as a percentage of an amount redeemed within 60 days of purchase)	2.00%
Wire Redemption Fee/Overnight Delivery Fee (if such services are requested)	$10/$15
Exchange Fee	—

ANNUAL FUND OPERATING EXPENSES    (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Distribution (12b-1) Fees	—
Other Expenses:
Administrative Fees*	0.83%
Other Fees	—
Total Annual Fund Operating Expenses	1.48%

*	Administrative Fees have been restated to reflect current fees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$151	$468	$808	$1768

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the stocks and bonds of environmentally responsible and sustainable U.S. companies, many of which also make positive environmental contributions. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.

The Fund seeks to promote environmentally responsible corporate behavior, a cleaner environment and a sustainable economy by investing its assets in companies that the Fund’s Adviser, Green Century Capital Management, believes are environmentally responsible and sustainable. Green Century applies rigorous selection criteria to identify such companies, which may include, but are not limited to, those that:

■	Demonstrate a commitment to preserving and enhancing the environment as evidenced by the products they make and the services they provide
■	Strive to achieve clean environmental records and openly disclose their policies and performance on critical environmental criteria
■

Make positive contributions toward actively promoting a healthier environmental future, including companies that produce renewable energy products and those that offer effective remedies for existing environmental problems

■	Respond positively to shareholder advocacy on environmental issues

Green Century believes that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Further, Green Century believes that companies that are responsible towards the environment are more likely to act ethically and maintain the trust of their shareholders.

Green Century believes that certain industries impose onerous costs on society and the planet; thus at various times the Fund may not be invested in any companies in industries Green Century believes threaten a sustainable global environment. The Fund will not knowingly invest in a company primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Fund will not knowingly invest in a company primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

The Fund may invest in growth and value stocks of any market capitalization. The Fund may be more heavily weighted in growth stocks. The Fund’s Subadviser uses quantitative measurements in combination with in-house and third-party research to analyze the stocks of companies identified using Green Century’s environmental criteria, and includes in the Fund’s portfolio those companies that appear to possess superior earnings growth prospects and whose stock prices, in the Subadviser’s opinion, do not accurately reflect the companies’ value. The Subadviser may sell a stock in the Fund’s portfolio, if, among other reasons, the company no longer meets the Fund’s environmental standards or the stock no longer meets the Fund’s investment criteria or becomes overvalued relative to the long-term expectation for its stock price.

The bonds the Fund invests in may be of any maturity. While the Fund’s fixed income investments will be primarily invested in investment grade bonds, the Fund may invest up to 35% of its net assets in high yield, below investment grade bonds, commonly known as “junk bonds.” While the Fund’s fixed income investments consist primarily of corporate bonds, the Fund may also invest in government agency and mortgage-related securities.

In general, fixed income securities are included in the Fund’s portfolio to modulate the Fund’s overall level of investment risk and exposure to business, economic, and interest rate trends. Fixed income investments are evaluated using the Fund’s environmental criteria. Issuer-specific financial evaluation of fixed income investments focuses on a company’s cash flow, interest rate coverage, and other measures of its ability to meet its future income and principal repayment commitments. In addition, each fixed income investment is evaluated with respect to its credit quality and its overall exposure to interest rate risk.

The Fund may invest up to 25% of its assets in equity and debt securities of non-U.S. issuers.

PRINCIPAL RISKS

You may lose money by investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will achieve its objective. The following is a summary description of certain risks of investing in the Fund:

Market Risk.    The values of securities held by the Fund may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. Past global financial crises have caused significant declines in the value and liquidity of many securities, including some of the securities held by the Fund. The Fund may experience a substantial or complete loss on any individual security.

Portfolio Selection Risk.    The Subadviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Equity Securities Risk.    The Fund is heavily invested in stocks. Like all funds invested in stocks, the Fund’s share price will fluctuate daily depending on the performance of the companies that comprise the Fund’s investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them.

Small- and Mid-Cap Companies Risk.    The Fund may be invested in small- and mid-cap companies which involve greater risk than investing in the stocks of larger, more established companies. Small- and mid-cap companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, securities of small- and mid-cap companies may be subject to wider and more erratic price fluctuations.

Interest Rate Risk.    Interest rates may go up, causing the value of the Fund’s investments to decline. During periods of rising interest rates, the average life of certain types of fixed income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. During periods of declining interest rates, the issuer of a fixed income security (or borrowers in a pool of loans) may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. The Fund also may lose any premium it paid on the security.

Summary Prospectus	November 28, 2011	2	Green Century Balanced Fund

Credit Risk.    If an issuer or guarantor of a fixed income security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline.

High Yield or “Junk” Bond Risk.    Debt securities that are below investment grade, “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

U.S. Government Agency Obligations Risk.    Government sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government sponsored entities in the future.

Mortgage-Related Securities Risk.    The value of mortgage-related securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of Non-U.S. Investments.    Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, natural disasters, and investment and repatriation restrictions.

Liquidity Risk.    Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Environmentally Responsible Investing Risk.    The Fund’s environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

These and other risks are discussed in more detail in “Additional Information About the Funds’ Investment Objectives, Strategies and Risks” in the Funds’ Statutory Prospectus and Statement of Additional Information.

PERFORMANCE

The bar chart and the average annual total return table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 year periods compare with those of broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website, www.greencentury.com/funds/performance, or by calling 1-800-93-GREEN.

ANNUAL TOTAL RETURNS

(For Years Ended December 31)

During the period shown, the Fund’s best quarterly performance was 34.15%, for the quarter ended 6/30/03. The Fund’s worst quarterly performance was -28.23%, for the quarter ended 9/30/01.

As of September 30, 2011, the year-to-date return for the Fund was -5.20%.

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AVERAGE ANNUAL TOTAL RETURNS

(For the Periods Ended December 31, 2010)

	1 Year	5 Years	10 Years	Since Inception (March 18, 1992)
Green Century Balanced Fund
Return before taxes	8.76%	1.84%	0.13%	6.39%
Return after taxes on distributions	8.59%	1.62%	(0.13)%	5.41%
Return after taxes on distributions and sale of Fund shares	5.89%	1.53%	(0.01)%	5.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	8.28%
Lipper Intermediate Investment Grade Bond Index (reflects no deduction for fees, expenses or taxes)	8.62%	5.44%	5.55%	6.22%
Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)	11.90%	3.91%	3.71%	7.25%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser:

Green Century Capital Management, Inc.

Investment Subadviser:

Trillium Asset Management LLC

Portfolio Managers:

Cheryl Smith, CFA, Ph.D and Chief Compliance Officer of Trillium (portfolio manager since 2005); Stephanie Leighton, CFA (portfolio manager since 2009); and Matthew Patsky, CFA and Chief Executive Officer of Trillium (portfolio manager since 2009).

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open. The minimum initial purchase amount for a regular investment account is $2,500 or $1,000 for investors who wish to open an account with a $100 or more per month Automatic Investment Plan. The minimum initial purchase is $1,000 for Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE IRAs, Coverdell Education Savings Accounts, and Uniform Gifts or Transfers to Minors Accounts (UGMA/UTMA). The Fund reserves the right to waive minimums.

The minimum additional purchase amount is $100 by check, wire or exchange and $50 by either an Automatic Investment Plan or online.

You may purchase or redeem Fund shares by mail using one of the below addresses, by wire (instructions are available by calling 1-800-221-5519), or through a financial intermediary. Investors who have signed up to do so may redeem shares in any account by calling 1-800-221-5519, and may redeem non-retirement account shares online at https://greencentury.olaccess.com. Additional investments may be made online by investors who have signed up for online services.

Mail new account registration forms, subsequent investments, redemption requests and other correspondence to:	For registered, certified or overnight mail, send to:
Green Century Funds P.O. Box 6110 Indianapolis, IN 46206-6110	Green Century Funds 2960 N. Meridian, Suite 300 Indianapolis, IN 46208

It is the Green Century Funds’ policy not to accept accounts that are an investment option of a participant-directed plan or program of a government entity, as defined in Rule 206(4)-5 of the Investment Advisors Act of 1940.

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus	November 28, 2011	4	Green Century Balanced Fund